UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

September 18, 2023

Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

Republic First Bancorp, Inc. (the “Company”) continues to engage in active discussions with other parties, including George E. Norcross, III, Gregory B. Braca and Philip A. Norcross (the “Norcross-Braca Group”), to assess potential strategic opportunities for the Company that may include a capital raise or other transaction. As the Norcross-Braca Group has stated in its public filings, it has suspended all litigation against the Company while the parties continue to focus on these ongoing discussions.

On September 18, 2023, the Company’s board of directors (the “Board”) determined to postpone the Company’s 2022 annual meeting of shareholders (including any meeting of shareholders held in lieu thereof, and any adjournments, postponements or continuations thereof, the “2022 Annual Meeting”), previously scheduled for Thursday, October 5, 2023, until Tuesday, December 19, 2023. The 2022 Annual Meeting will be held in a manner and at a time and location to be announced. The Board will set a new record date for determining shareholders entitled to receive notice of, and vote at, the 2022 Annual Meeting, which will be disclosed at a later time.

Because the date of the 2022 Annual Meeting will be held more than 30 days after the anniversary date of the Company’s 2021 annual meeting of shareholders, pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the Company is setting a deadline for receipt of Rule 14a-8 shareholder proposals that is a reasonable time before the Company expects to begin to print and send its proxy materials.

Shareholders who wish to have a Rule 14a-8 proposal considered for inclusion in the Company’s proxy statement for the 2022 Annual Meeting must ensure that their proposal is received by the Secretary of the Company at the Company’s principal executive offices at Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102, or via email to Brian F. Doran, Executive Vice President and General Counsel at bdoran@myrepublicbank.com, no later than the close of business on Saturday, October 7, 2023, which the Company has determined is a reasonable time before it expects to begin to print and send its proxy materials for the 2022 Annual Meeting. Such shareholder proposals must also comply with the other requirements of Rule 14a-8 in order to be eligible for inclusion in the Company’s proxy statement for the 2022 Annual Meeting. The Saturday, October 7, 2023 deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) under the Exchange Act.

In addition, shareholders wishing to bring business before the 2022 Annual Meeting outside of Rule 14a-8 or to nominate a person for election to the Board at the 2022 Annual Meeting must submit timely notice thereof to the Company in order for such matters to be considered at the 2022 Annual Meeting.  In accordance with the requirements of the Company’s Amended and Restated By-Laws (the “By-Laws”), to be timely, such notice must be delivered to the Secretary of the Company at the Company’s principal executive offices at Two Liberty Place, 50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania 19102 no later than the close of business on Saturday, October 7, 2023, which is a period of not less than fifteen days from the date of this Current Report on Form 8-K. Such nominations and proposals must also comply with the requirements of Pennsylvania law, the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) and the Company’s Amended and Restated Articles of Incorporation and By-Laws, as applicable.

Forward-Looking Statements

Certain statements and information contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. For example, risks and uncertainties can arise with changes in: general economic conditions, including turmoil in the financial markets and related efforts of government agencies to stabilize the financial system; the impact of the COVID-19 pandemic on our business and results of operation; geopolitical conflict and inflationary pressures including Federal Reserve interest rate hikes; the adequacy of our allowance for credit losses and our methodology for determining such allowance; adverse changes in our loan portfolio and credit risk-related losses and expenses; concentrations within our loan portfolio, including our exposure to commercial real estate loans; inflation; changes to our primary service area; changes in interest rates; our ability to identify, negotiate, secure and develop new branch locations and renew, modify, or terminate leases or dispose of properties for existing branch locations effectively; business conditions in the financial services industry, including competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items; deposit flows; loan demand; the regulatory environment, including evolving banking industry standards, changes in legislation or regulation; our securities portfolio and the valuation of our securities; accounting principles, policies and guidelines as well as estimates and assumptions used in the preparation of our financial statements; rapidly changing technology; our ability to regain compliance with Nasdaq Listing Rules 5250(c)(1) and 5620(a); the failure to consummate the transactions contemplated in the Current Report on Form 8-K; the failure to maintain current technologies; failure to attract or retain key employees; our ability to access cost-effective funding; fluctuations in real estate values; litigation liabilities, including costs, expenses, settlements and judgments; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services. Additionally, there can be no assurance that discussions with any parties, including the Norcross-Braca Group, will result in one or more transactions or other strategic changes, or of the timing of any such transactions or changes. You should carefully review the risk factors described in the Annual Report on Form 10-K for the year ended December 31, 2021, and other documents the Company files from time to time with the Securities and Exchange Commission. The words “would be,” “could be,” “should be,” “probability,” “risk,” “target,” “objective,” “may,” “will,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and similar expressions or variations on such expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. We do not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

Important Additional Information

The Company intends to file a definitive proxy statement and may file a WHITE proxy card with the SEC in connection with the 2022 Annual Meeting and, in connection therewith, the Company, certain of its directors and executive officers will be participants in the solicitation of proxies from the Company’s shareholders in connection with such meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2022 ANNUAL MEETING. The Company’s definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.myrepublicbank.com/ or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.myrepublicbank.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: September 22, 2023

	By:	/s/ Brian F. Doran
	Name:	Brian F. Doran
	Title:	Executive Vice President and General Counsel

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